STOCK PURCHASE AGREEMENT

THIS AGREEMENT is entered into as of the 12th day of December, 2007 by and between Newsgrade Corporation, a Delaware corporation with an address at 8515 Seminole Street, Philadelphia, PA 19118 (the “Seller”) and IElement Corporation, a Nevada corporation with its principal place of business at 17194 Preston Road, Suite 102 PMB 341, Dallas, TX 75248 (hereinafter referred to as "Buyer").

RECITALS

WHEREAS, the Seller is the legal or beneficial owner of 1,000,000 shares of common stock of The Retirement Solution.com, Inc. (TRES.OB) (the “Securities");

WHEREAS, Seller desires to sell and transfer to Buyer and Buyer desire to purchase in accordance with the terms and conditions provided for herein, the Securities;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

ARTICLE I
PURCHASE AND SALE OF SECURITIES AND SECURITY

Section 1.1	SALE OF SECURITIES:
Subject to the terms and conditions set forth in this Agreement, Seller shall transfer and convey the Securities to Buyer, free and clear of any and all liens, claims, and encumbrances, whatsoever, and Buyer shall purchase the Securities from Seller (the “Transaction”).

Section 1.2	CONSIDERATION:	As payment for the transfer of the Securities by Seller to Buyer, Buyer shall deliver a convertible promissory note in the principal amount of Two Hundred Thousand Dollars ($200,000) at Closing.

ARTICLE II
PRECONDITIONS TO CLOSING

Section 2.1
CONDITIONS TO CONSUMMATION OF THE TRANSACTION:  The respective obligations of the parties with respect to this Transaction shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation, (a) execution of this Stock Purchase Agreement by all parties; (b) absence of pending or threatened litigation, investigations or other matters affecting the Securities or the Transaction.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants that at the time of the execution of this Agreement and at the Closing thereof:

Section 3.1	MARKETABLE TITLE:
The Seller shall convey to Buyer good and marketable title in and to the Securities, free and clear of any and all liens, claims, encumbrances, including, but not limited to, any and all pledges and security interests, and all other defects of title of any type whatsoever;

Section 3.2	AUTHORITY:
The Seller have the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with it;

Section 3.3	OUTSTANDING CLAIMS, SUITS OR ACTIONS:	Seller is not aware of any outstanding claims, suits or actions or potential claims, suits or actions in connection with the Securities.

ARTICLE IV
REPRESENTATION AND WARRANTIES OF THE BUYER

The Buyer represents and warrants that:

Section 4.1	The Buyer is a sophisticated investor. The Buyer has the financial ability to bear the economic risk of this transaction.

Section 4.2                                 The Buyer:

(a)            Has evaluated the risks of a purchase of the Securities and has relied solely upon its own investigation of TRES.OB;

 (b)            is an accredited investor as that term is defined in rule 501(a) of Regulation D under the Securities Act of 1933, as amended;

Section 4.3	The Buyer is not relying on the Seller, or any of his affiliates, or this Agreement, with respect to the Buyer’s tax consequences with respect to the purchase of the Securities.

Section 4.4	corporate Buyer has full power and authority to enter into this Agreement.

ARTICLE V
THE CLOSING

Section 5.1	SELLER’S OBLIGATIONS:	At the Closing or as soon thereafter as is practicable, Seller shall deliver to Buyer:

(a)
The stock certificate or certificates representing the Securities, endorsed for transfer to the Buyer and accompanied by one or more irrevocable stock powers duly executed by Seller and medallion guaranteed to the Buyer.  In the alternative, Seller may deliver the Securities via DTC transfer.

Section 5.2	BUYER’ OBLIGATIONS:	At the Closing, Buyer shall deliver to Seller the following:

(a)            A convertible promissory note in the principal sum of $200,000 the form of which is attached as Exhibit “A”.

ARTICLE VI
MISCELLANEOUS

Section 6.1	EXPENSES.	Each of the parties shall be responsible for their own expenses in connection with this Agreement and consummation of the transaction contemplated hereby.

Section 6.2	ASSIGNMENT: This Agreement is not assignable.

Section 6.3	NOTICES:
Unless otherwise changed by written notice, any notice or other communications required or permitted hereunder shall be deemed given if sent postage prepaid, return receipt requested, addressed to the respective party at the address set forth on the signature page of this Agreement.

Section 6.4	BINDING EFFECT: This Agreement shall be binding upon the parties hereto and their representatives, executors, distributees, successors and permitted assigns.

Section 6.5	GOVERNING LAW:	This Agreement shall be interpreted in accordance with and governed by the laws of the State of Texas.

Section 6.6	ENTIRE AGREEMENT:
This Agreement embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral. This Agreement may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Section 6.7	COUNTERPARTS:	This Agreement may be executed in counterparts, each of which shall be deemed an original and such counterparts, taken together, shall constitute one Agreement.

Section 6.8	NO BROKER: No person or entity is entitled to fees or commissions in connection with the purchase hereunder and the Seller shall be solely responsible for any taxes including stock transfer taxes.

SELLER:	BUYER:

NEWSGRADE CORPORATION                                           IELEMENT CORPORATION

________________________                                               _____________________________

By: Carl Shaifer                                                                            By: Ivan Zweig
Its: ___________________                                                     Its:___________________________
Dated:________________________                                    Dated:________________________

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